Filed pursuant to 497(e)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED JANUARY 6, 2020

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS AND THE

INSTITUTIONAL, CLASS R AND CLASS R6 SHARES PROSPECTUS,

each DATED FEBRUARY 1, 2019, as supplemented

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A and Class C Shares Prospectus and the Institutional, Class R and Class R6 Shares Prospectus, each dated February 1, 2019, as supplemented, with respect to Sterling Capital Ultra Short Bond Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Short Duration Bond Fund and Sterling Capital Corporate Fund:

Effective immediately, Richard T. LaCoff will no longer serve as a co-portfolio manager of Sterling Capital Ultra Short Bond Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Short Duration Bond Fund and Sterling Capital Corporate Fund. All references in the prospectuses to Richard T. LaCoff are hereby removed and all references to Mark Montgomery as “Co-Portfolio Manager” are hereby replaced with “Portfolio Manager.”

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

STATSUP-120-1